Exhibit 1
                                    ---------

                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D filed by the undersigned with respect to the Common Stock of Proxim Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated: August 5, 2002              WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                                   By:  Warburg, Pincus & Co.,
                                        General Partner

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner


Dated:  August 5, 2002             WARBURG, PINCUS & CO.

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner


Dated:  August 5, 2002             WARBURG PINCUS LLC

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Managing Director


Dated:  August 5, 2002             WARBURG PINCUS NETHERLANDS
                                   PRIVATE EQUITY VIII C.V. I

                                   By:  Warburg, Pincus & Co.,
                                        General Partner

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner


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Dated:  August 5, 2002             WARBURG PINCUS NETHERLANDS
                                   PRIVATE EQUITY VIII C.V. II

                                   By:  Warburg, Pincus & Co.,
                                        General Partner

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner


Dated:  August 5, 2002             WARBURG PINCUS GERMANY PRIVATE EQUITY VIII KG

                                   By:  Warburg, Pincus & Co.,
                                        General Partner

                                   By:  /s/ Scott A. Arenare
                                        -----------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner